SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): August 7, 1997
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                                                    (August 7, 1997)
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                     Ames Department Stores, Inc.
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         (Exact Name of Registrant As Specified In Charter)

                               Delaware
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           (State Or Other Jurisdiction Of Incorporation)


            1-5380                            04-2269444
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    (Commission File Number)      (IRS Employer Identification No.)


      2418 Main Street; Rocky Hill, Connecticut     06067-2598
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       (Address Of Principal Executive Offices)     (Zip Code)


                             (860) 257-2000
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           (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name Or Former Address, If Changed Since Last Report)


                      Exhibit Index on Page 4

ITEM 5:  OTHER EVENTS
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             Beginning on August 7, 1997, the Company will distribute, to certain of its banks and other lenders, principal trade vendors and factors, summaries of its financial results for the four and twenty-six weeks ended July 26, 1997. These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibit 20 and are incorporated by reference herein.

             Sales for the four weeks ended July 26, 1997 were $3.0 million below the projections contained in the Form 8-K dated February 27, 1997 (the "Plan"). EBITDA (as defined in Exhibit 20) was $1.0 million better than Plan and $2.0 million better than last year.

             Sales for the twenty-six weeks ended July 26, 1997 were $20.2 million below Plan. EBITDA was $6.1 million better than Plan and $3.4 million better than last year.

             As of July 26, 1997, merchandise inventories were $14.2 million below Plan. Trade payables were $13.0 million below Plan and borrowings under the Company's revolving line of credit were $14.7 million below Plan.

             The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The summary results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 25, 1997, the Company's Form 8-K dated February 27, 1997 and the Company's
         Form 10-Q for the fiscal quarter ended April 26, 1997. The monthly results are being reported publicly because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

             Although the Company has continued to make its monthly results public, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and the Company may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent public accountants. Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.



ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
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          INFORMATION AND EXHIBITS
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       Exhibit:   20            Financial Summary Results for the Four
                                and Twenty-six Weeks Ended July 26, 1997

                         INDEX TO EXHIBITS






       Exhibit No.          Exhibit                      Page No.
       -----------          -------                       --------


         20            Financial Summary Results for the      6
                       Four and Twenty-six Weeks Ended
                       July 26, 1997.

                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AMES DEPARTMENT STORES, INC.
                              --------------------------------
                              Registrant




Dated:  August 6, 1997        By: /s/ Joseph R. Ettore
                                  ---------------------------------
                                  Joseph R. Ettore
                                  President, Director, and
                                  Chief Executive Officer


Dated:  August 6, 1997         By: /s/ John F. Burtelow
                                   -----------------------------------
                                   John F. Burtelow
                                   Executive Vice President,
                                   Chief Financial Officer


Dated:  August 6, 1997          By: /s/ Gregory D. Lambert
                                    -----------------------------------
                                    Gregory D. Lambert
                                    Senior Vice President,
                                    Finance